Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Exeter Finance LLC (the “Company”)
Wells Fargo Securities, LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
(together, the “Specified Parties”)
Re:            Exeter Automobile Receivables Trust 2022-5 – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “EART 2022-5 Stat Pool KPMG.xlsx,” provided by the Company on August 23, 2022, containing information on 15,678 automobile loan contracts (the “Loans”) as of August 21, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Exeter Automobile Receivables Trust 2022-5. The Company is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Source Documents” means the following information sources provided by the Company:
–	Sales Contract
–	Shaw Loan Operating System
–	Global Search Imaging System (“Global Search System”)
–	Customer Acquisition and Life Cycle Management System (“CALMS”)
The Source Documents were represented by the Company to be either the original Source Documents, a copy of the original Source Documents, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of the Sales Contract by the borrower.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
        KPMG International Limited, a private English company limited by guarantee.

•
The term “Title Certificate” means a Certificate of Title, Application for Title, Title Holder’s Release Form, Confirmation of Security Interest, Notification of Lien Perfection, Notice of Security Interest, Title Application Receipt, Reassignment of Title, Lien Holder’s Release Form, Electronic Dealer, Rebuilder or Lessor's Report of Sale or Lease, Guarantee of Title, Lien Entry Form, Application for Vehicle Transaction(s) (VSD190), Application for Certificate of Ownership, Multi-Purpose Application, Application for Vehicle Transaction(s), Application for Dealer Assignment, Vehicle Application, Copy of Application for Registration, Vehicle Dealer Temporary Permit Certificate of Fact for Address Verification, Direct Lien Filing, and/or Notice of Lien Application provided by the Company.

•
The term “Titling Trust Owners Schedule” means electronic mail correspondence provided by the Company on September 1, 2022, containing titling company names and abbreviations that are acceptable variations of “Exeter Finance LLC.”

•	The term “Application for Financing” means the Credit Application, Credit Bureau Report, Truth-in Lending Disclosure Statement, and/or Agreement to Provide Insurance provided by the Company.
•
The term "FICO Schedule" means an electronic data file (“EART 2022-5 LFR Bureau Scores.xlsx”) provided by the Company on August 31, 2022, containing credit bureau scores associated with each of the Selected Loans (defined below).

•	The term “Provided Information” means the Source Documents, Title Certificate, Titling Trust Owners Schedule, Application for Financing, and FICO Schedule.
The procedures we were instructed by the Company to perform and the associated findings are as follows:
A.
We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.
For each Selected Loan, we compared the specified attributes in the Data File listed below to the corresponding information included in the Source Documents. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Document(s)
Vehicle Identification Number (VIN)	Sales Contract, Shaw Loan Operating System
Origination Date	Sales Contract, Shaw Loan Operating System
Monthly P&I Payment	Sales Contract, Shaw Loan Operating System
Original Amount Financed	Sales Contract, Shaw Loan Operating System
Original Term to Maturity	Sales Contract, Shaw Loan Operating System
Annual Percentage Rate (APR)	Sales Contract, Shaw Loan Operating System
Model Type (New/Used)	Sales Contract, CALMS
Vehicle Model Year	Sales Contract, CALMS
Vehicle Make	Sales Contract, CALMS

Attribute	Source Document(s)
Vehicle Model (excluding trim or engine type)	Sales Contract, CALMS
Borrower State (current)	Sales Contract, Shaw Loan Operating System
FICO Score	FICO Schedule
Custom Score	CALMS

C.	For each Selected Loan, we read the Sales Contract and found that both the borrower’s address and seller’s address were located within the United States.
D.	For each Selected Loan, we were provided access to CALMS and the Global Search System and observed the existence of the following:
i)	the underwriting overview screen with a credit approval notation;
ii)	an electronic copy of the Title Certificate listing the Company or a titling company name from the Titling Trust Owners Schedule as the security interest holder of the vehicle; and,
iii)	an electronic copy of an Application for Financing.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loan being securitized, (iii) the compliance of the originator of the Loan with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
September 14, 2022

Exhibit A

Selected Loan Number	Application Number	Selected Loan Number	Application Number	Selected Loan Number	Application Number
1	****17845	30	****81652	59	****16982
2	****69749	31	****66177	60	****06576
3	****36129	32	****06839	61	****78090
4	****99006	33	****28118	62	****87518
5	****82736	34	****69223	63	****51548
6	****38435	35	****07003	64	****87588
7	****01935	36	****49327	65	****27037
8	****26694	37	****02075	66	****77770
9	****37353	38	****47231	67	****02972
10	****93264	39	****6553	68	****76431
11	****00701	40	****99851	69	****27210
12	****93009	41	****67853	70	****59363
13	****70306	42	****18204	71	****66607
14	****96579	43	****76650	72	****37137
15	****68322	44	****86573	73	****29154
16	****57765	45	****41204	74	****67279
17	****40113	46	****97398	75	****19004
18	****36293	47	****84531	76	****96789
19	****88928	48	****08213	77	****82068
20	****66559	49	****57331	78	****60045
21	****78875	50	****96550	79	****00803
22	****28487	51	****08384	80	****58936
23	****51927	52	****07920	81	****71985
24	****80605	53	****26617	82	****77615
25	****20189	54	****77727	83	****76906
26	****48517	55	****86362	84	****21251
27	****59000	56	****28735	85	****06830
28	****79698	57	****97560	86	****58311
29	****22283	58	****07807	87	****90258
A-1

Selected Loan Number	Application Number	Selected Loan Number	Application Number	Selected Loan Number	Application Number
88	****97092	109	****78138	130	****77839
89	****77128	110	****43597	131	****50085
90	****68528	111	****10645	132	****26217
91	****88343	112	****80701	133	****49743
92	****41094	113	****48992	134	****80315
93	****56585	114	****08159	135	****36752
94	****17986	115	****09242	136	****32802
95	****02408	116	****48736	137	****30677
96	****68866	117	****98027	138	****06775
97	****8087	118	****20577	139	****57509
98	****38657	119	****08799	140	****17428
99	****92631	120	****17864	141	****98744
100	****96239	121	****58742	142	****76532
101	****61738	122	****56316	143	****68450
102	****66339	123	****36626	144	****78928
103	****26860	124	****69168	145	****67234
104	****62597	125	****89184	146	****56487
105	****46900	126	****27084	147	****79074
106	****43654	127	****40670	148	****97513
107	****58915	128	****96414	149	****57324
108	****78257	129	****25297	150	****00747

A-2